Exhibit 99.1

CVB Financial Corp.

May 2014

1Q Results 2014 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2014 | cbbank.com

CVB Financial Corp. (CVBF)

§ Total Assets: $6.9 Billion

§ Gross Loans: $3.4 Billion

§ Total Deposits (Including Repos): $5.7 Billion

§ Total Equity: $809 Million

Ø Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Ø Locations in 39 cities with 37 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County and the Central Valley of California

Source: Q1 2014 earnings release & company filings. *non-covered loans

1Q Results 2014 | cbbank.com

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 30 Years 8 Years

Richard C. Thomas Executive Vice President Chief Financial Officer 4 Years 3 Years

James F. Dowd Executive Vice President Chief Credit Officer 37 Years 6 Years

David C. Harvey Executive Vice President Chief Operations Officer 24 Years 4 Years

David A. Brager Executive Vice President

Sales Division 26 Years 11 Years

R. Daniel Banis Executive Vice President CitizensTrust 32 Years 2 Years

Yamynn DeAngelis Executive Vice President Chief Risk Officer 35 Years 27 Years

Richard Wohl Executive Vice President

General Counsel 26 Years 3 Years

1Q Results 2014 | cbbank.com

Board of Directors

Name CVB Experience Age

Linn Wiley - Chairman 22 Years 75

George Borba Jr. - Vice Chairman 1 Year 46

Ray O’Brien - Vice Chairman 2 Years 57

Steve Del Guercio 2 Years 52

Robert Jacoby 8 Years 72

Ronald Kruse (Retiring May 2014) 39 Years 75

Hal Oswalt NEW 66

San Vaccaro 14 Years 81

Chris Myers - CEO

Who is CVB Financial Corp.?

1Q Results 2014 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (3/31/14)

1 Wells Fargo $1,546,707

2 Union Bank $107,237

3 Bank of the West $67,725

4 First Republic Bank $44,346

5 City National Bank $29,718

6 SVB Financial $29,711

7 East West Bank $27,401

8 OneWest Bank $21,799

9 Cathay Bank $11,291

10 CapitalSource* $9,100

11 CVB Financial Corp. $6,903

12 BBCN $6,668

13 Pacific Western Bank* $6,518

14 Farmers & Merchants of Long Beach $5,357

15 Westamerica Bank $4,921

Source: SNL Financial | *CapitalSource merged with Pacific Western Bank (4/7/14)

1Q Results 2014 | cbbank.com

Bank Accomplishments & Ratings

§ 148 Consecutive Quarters of Profitability

§ 98 Consecutive Quarters of Cash Dividends

§ #8 Rated Bank: BankDirector Magazine

§ Bank Performance Scorecard (August 2013)

§ BauerFinancial Report

§ Five Star Rating (July 2013)

§ Fitch Rating

BBB (September 2013)

1Q Results 2014 | cbbank.com

Our Markets

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Existing Locations*

37 Business Financial Centers

6 Commercial Banking Centers

3 CitizensTrust Locations

Corporate Office

Business Financial Centers

Commercial Banking Centers

CitizensTrust

San Diego Opening 2014

1Q Results 2014 | cbbank.com

Deposits*

(000’s) # of Center Locations Total Deposits

(3/31/13) Total Deposits

(3/31/14)

Los Angeles County 17 $1,818,916 $1,959,624

Inland Empire

(Riverside & San Bernardino Counties) 9 $1,698,844 $1,948,785

Central Valley 9 $834,170 $870,202

Orange County 8 $572,867 $705,761

Other 0 $261,479 $253,216

Total 43 $5,186,276 $5,737,588

10.6%

Average Cost of Deposits (Year-to-Date) 0.12% 0.12%

*Includes Customer Repurchase Agreements; Balance as of balance sheet data

1Q Results 2014 | cbbank.com

Non-Interest Bearing Deposits

Column1 Non-Int Bearing Dep

2007 Q1 $ 1,264,243

Q2 $ 1,340,495

Q3 $ 1,292,825

Q4 $ 1,295,959

2008 Q1 $ 1,218,660

Q2 $ 1,281,838

Q3 $ 1,302,205

Q4 $ 1,334,248

2009 Q1 $ 1,396,087

Q2 $ 1,420,535

Q3 $ 1,416,558

Q4 $ 1,561,981

2010 Q1 $ 1,598,022

Q2 $ 1,646,717

Q3 $ 1,699,096

Q4 $ 1,701,523

2011 Q1 $ 1,817,951

Q2 $ 1,894,558

Q3 $ 1,977,137

Q4 $ 2,027,876

2012 Q1 $ 2,120,382

Q2 $ 2,252,280

Q3 $ 2,324,404

Q4 $ 2,420,993

2013 Q1 $ 2,366,719

Q2 $ 2,518,886

Q3 $ 2,538,461

Q4 $ 2,562,980

2014 Q1 $ 2,688,585

1Q Results 2014 | cbbank.com

Deposit Cost Comparison

Column1 CVBF Peers

2007 2.03% 2.70%

2008 1.09% 1.99%

2009 0.63% 1.33%

2010 Q1 0.48% 0.92%

Q2 0.43% 0.83%

Q3 0.37% 0.74%

Q4 0.33% 0.63%

2011 Q1 0.25% 0.60%

Q2 0.20% 0.54%

Q3 0.17% 0.50%

Q4 0.15% 0.49%

2012 Q1 0.14% 0.47%

Q2 0.13% 0.40%

Q3 0.12% 0.38%

Q4 0.11% 0.41%

2013 Q1 0.11% 0.40%

Q2 0.10% 0.40%

Q3 0.10% 0.38%

Q4 0.10% 0.37%

2014 Q1 0.10%

1Q Results 2014 | cbbank.com

Total Loans*

as of 03/31/2014

(000’s) Non-Covered Loans* Covered Loans* Total Loans* %

Los Angeles County $1,286,219 $9,989 $1,296,208 37.87%

Central Valley $649,941 $137,660 $787,601 23.01%

Inland Empire

(Riverside & San Bernardino Counties) $579,455 $640 $580,095 16.95%

Orange County $496,791 $0 $496,791 14.51%

Other $253,916 $8,177 $262,093 7.66%

Total $3,266,322 $156,466 $3,422,788 100.00%

*Prior to MTM discount, loan fees, loan loss reserve and loans held for sale

1Q Results 2014 | cbbank.com

Total Loans*

Column1 Column2 Total Non-Covered Loans Total Covered Loans

2010 Q1 $ 3,508,590 $ 602,381

Q2 $ 3,507,197 $ 583,770

Q3 $ 3,427,592 $ 547,573

Q4 $ 3,382,165 $ 488,776

2011 Q1 $ 3,258,833 $ 446,876

Q2 $ 3,205,097 $ 407,674

Q3 $ 3,174,604 $ 354,558

Q4 $ 3,220,076 $ 330,412

2012 Q1 $ 3,186,643 $ 305,044

Q2 $ 3,177,788 $ 246,649

Q3 $ 3,228,401 $ 235,897

Q4 $ 3,252,313 $ 220,559

2013 Q1 $ 3,197,001 $ 199,602

Q2 $ 3,177,971 $ 191,369

Q3 $ 3,290,471 $ 177,863

Q4 $ 3,395,150 $ 173,104

2014 Q1 $ 3,266,322 $ 156,466

*Before deferred loan fees, discount, and loans held for sale

1Q Results 2014 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Total Loans

Municipal Lease Finance Receivables 2.4%

Dairy, Livestock & Agribusiness 6.2%

Commercial & Industrial 14.9%

Construction RE 1.3%

Commercial RE - Owner Occupied 23.0%

Commercial RE- Non-Owner 39.3%

Multi-Family 5.6%

SFR Mortgage 5.6%

Other 1.7%

1Q Results 2014 | cbbank.com

New/Enhanced Lending Initiatives

• Residential Real Estate

• Multi-Family

• Asset Based Lending

Residential and Commercial Construction

1Q Results 2014 | cbbank.com

Total Covered Loans

Column1 Net of Discount Discount

2009 Q4 $ 470,634 $ 184,419

2010 Q1 $ 438,539 $ 163,842

Q2 $ 424,377 $ 159,393

Q3 $ 403,821 $ 143,752

Q4 $ 374,013 $ 114,763

2011 Q1 $ 348,759 $ 98,117

Q2 $ 334,225 $ 73,449

Q3 $ 286,063 $ 68,495

Q4 $ 262,533 $ 67,879

2012 Q1 $ 245,714 $ 59,330

Q2 $ 210,147 $ 36,502

Q3 $207,307 $28,590

Q4 $ 195,215 $ 25,344

2013 Q1 $ 178,694 $ 20,908

Q2 $173,843 $17,526

Q3 $ 163,334 $ 14,529

Q4 $160,315 $12,789

2014 Q1 $145,313 $11,153

1Q Results 2014 | cbbank.com

Non-Performing Assets Non-Covered

Column1 Non-Performing Loans OREO

2009 Q1 $ 48,037 $ 8,666

Q2 $ 51,265 $ 4,035

Q3 $ 58,134 $ 1,137

Q4 $ 69,779 $ 3,936

2010 Q1 $ 76,840 $ 15,178

Q2 $ 82,850 $ 15,001

Q3 $ 158,871 $ 17,387

Q4 $ 157,020 $ 5,290

2011 Q1 $ 108,150 $ 6,240

Q2 $ 75,050 $ 13,718

Q3 $ 65,212 $ 15,956

Q4 $ 62,672 $ 13,820

2012 Q1 $55,212 $11,237

Q2 $ 61,865 $ 10,394

Q3 $ 65,988 $ 10,473

Q4 $ 57,997 $ 14,832

2013 Q1 $ 55,129 $ 13,341

Q2 $ 53,351 $ 6,524

Q3 $ 49,484 $ 6,524

Q4 $ 39,954 $ 6,475

2014 Q1 40,202 6,475

1Q Results 2014 | cbbank.com

Classified Loans Non-Covered

Column1 Classified Loans (non Covered)

2009 Q1 $ 339,242

Q2 $ 392,128

Q3 $ 492,175

Q4 $ 590,595

2010 Q1 $ 658,766

Q2 $ 683,959

Q3 $ 644,301

Q4 $ 654,149

2011 Q1 $ 588,673

Q2 $ 445,253

Q3 $ 357,239

Q4 $359,179

2012 Q1 $334,117

Q2 $ 289,150

Q3 $ 302,526

Q4 $ 314,008

2013 Q1 $ 319,524

Q2 $ 304,432

Q3 $ 264,127

Q4 $ 245,589

2014 Q1 219,208

1Q Results 2014 | cbbank.com

Profits

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Net Income

Column1 Net Income

2007 Q1 $ 15,142

Q2 $ 15,954

Q3 $ 16,121

Q4 $ 13,367

2008 Q1 $ 16,184

Q2 $ 17,152

Q3 $ 17,460

Q4 $ 12,277

2009 Q1 $ 13,168

Q2 $ 15,861

Q3 $ 19,322

Q4 $ 17,068

2010 Q1 $ 16,119

Q2 $19,015

Q3 $ 17,927

Q4 $ 9,874

2011 Q1 $ 16,600

Q2 $ 21,038

Q3 $ 22,383

Q4 $ 21,712

2012 Q1 $22,268

Q2 $ 23,619

Q3 $ 9,257

Q4 $ 22,136

2013 Q1 $ 21,615

Q2 $ 24,466

Q3 $ 24,239

Q4 $ 25,288

2014 Q1 $ 28,661

1Q Results 2014 | cbbank.com

Earnings

(000’s) 2010 2011 2012 2013 3 Months to 3/31/2014

Net Interest Income $259,317 $234,681 $236,950 $216,266 $56,942

Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $7,500

Other Operating Income/Expenses (Net) ($111,378) ($106,809) ($122,257) ($88,741) ($19,659)

Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($16,122)

Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $28,661

Last four quarters = $102,654

1Q Results 2014 | cbbank.com

Net Interest Margin



4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013
2014
Normalized*

*Normalized excludes accelerated accretion on covered loans

1Q Results 2014 | cbbank.com 24

Expenses

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Expenses

(000’s) 2011 2012 2013 3 Months to 3/31/2014

Salaries & Employee Benefits $69,993 $68,496 $71,015 $19,417

Promotion & Entertainment $4,977 $4,869 $4,681 $1,266

Stationary & Supplies** $3,645 $3,582 $3,535 $924

Software Licenses & Maintenance $3,669 $4,279 $4,671 $1,065

Professional Services $15,031 $7,170 $5,709 $1,791

OREO Expense $6,729 $2,146 $856 $25

Other $36,981 $47,618* $23,561 $6,669

Total: $141,025 $138,160 $114,028 $31,157

1Q Results 2014 | cbbank.com

Capital

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Capital Ratios

Regulatory Minimum Ratio Regulatory

Well-Capitalized Ratio March 31, 2014*

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.98%

Total Risk-based Capital Ratio 8.0% 10.0% 20.24%

Tier 1 Leverage Ratio 4.0% 5.0% 11.48%

Tangible Capital Ratio 10.98%

Core Tier 1 Capital Ratio 18.36%

* CVB Financial Corp. - Consolidated

1Q Results 2014 | cbbank.com

Recent ‘CVBF’ Share Repurchases

• 7,642,160 = remaining shares authorized for repurchase as of May 1st, 2014

123,011 = shares repurchased in April 2014 at an average price of $14.12 per share

1Q Results 2014 | cbbank.com

Securities & Investments

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Securities Portfolio* --$2.75 Billion-2-

Yield on securities portfolio = 2.67% for the 1st Quarter 2014

Sales

Municipal Bonds 20.53%

Government Agency & GSEs 11.52%

MBS 54.99%

CMO’s / REMIC’s 12.78%

Trust Preferred 0.18%

Ø Securities portfolio totaled $2.75 billion at 3/31/2014. The portfolio represents 39.9% of the Bank’s total assets

Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio

*Securities Available For Sale

Source: Q1 2014 earnings release. As of 3/31/2014 securities held-to-maturity were valued at approximately $1.7 million | Yield on securities represents the fully taxable equivalent

1Q Results 2014 | cbbank.com

Securities Portfolio* $2.75 Billion Mark-to-Market (Pre-tax)

Column3 Mark to Market Column1

Jun 09 $ 42,197

Sep 09 $ 82,480

Dec 09 $ 47,154

Mar 10 $ 58,178

Jun 10 $ 75,117

Sep 10 $ 49,022

Dec 10 $ 10,664

Mar 11 $ 15,068

Jun 11 $ 43,390

Sep 11 $ 67,648

Dec 11 $ 71,498

Mar 12 $ 71,425

Jun 12 $ 75,145

Sep 12 $ 83,561

Dec 12 $ 74,571

Mar 13 $60,781

Jun 13 $6,927

Sept 13 $ 7,348

Dec 13 $ (16,085)

Jan 14 $ 8,696

1Q Results 2014 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

Sales

Securities 42.4%

Fed Balance* 2.4%

Other 4.6%

Goodwill & Intangibles 0.7%

Loans, net 49.9%

3/31/14

$6.9 Billion

Column1

Securities 39.9%

Fed Balance* 5.3%

Other 5.7%

Goodwill & Intangibles 0.8%

Loans, net 48.3%

1Q Results 2014 | cbbank.com

Yield on Securities vs. Yield on Loans

Column1 Yield on Loans* Yield on Securities

2009 Q1 5.46% 5.17%

Q2 5.46% 5.04%

Q3 5.56% 4.86%

Q4 5.58% 4.81%

2010 Q1 5.25% 4.85%

Q2 5.35% 4.63%

Q3 5.26% 4.21%

Q4 5.17% 3.62%

2011 Q1 5.28% 3.72%

Q2 5.38% 3.79%

Q3 5.45% 3.65%

Q4 5.37% 3.24%

2012 Q1 5.32% 3.03%

Q2 5.55% 2.91%

Q3 5.23% 2.69%

Q4 5.03% 2.49%

2013 Q1 4.97% 2.39%

Q2 4.97% 2.24%

Q3 4.87% 2.38%

Q4 4.75% 2.54%

2014 Q1 5.00% 2.67%

*Excluding Discount Accretion

1Q Results 2014 | cbbank.com

CVBF Liabilities

12/31/06

$5.7 Billion

Sales

Total Deposits* 61.4%

Other Liabilities 0.7%

Borrowings 36.0%

Junior subordinated Debentures 1.9%

3/31/14

$6.1 Billion

Sales

Total Deposits* 94.2%

Other Liabilities 2.1%

Borrowings 3.3%

Junior subordinated Debentures 0.4%

1Q Results 2014 | cbbank.com

New Acquisition “American Security Bank”

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Overview of American Security Bank Overview

Headquarters Newport Beach, CA

Establishment Date 1990

Total Branches 5 Profitability Metrics (LTM as of 12/31/13)

Net Income (S-Corp, $000s) $2,939

Net Interest Margin 3.71%

Efficiency Ratio 83.63%

ROAA (S-Corp,%) 0.71%

ROATE (S-Corp,%) 6.85%

Balance Sheet (12/31/13)

Total Assets ($000s) $412,295

Total Loans ($000s) $252,605

Total Deposits ($000s) $356,203

Total Equity ($000s) $55,039

Tangible Equity ($000s) $42,774 TCE/TA 10.69%

Tier 1 Leverage Ratio 10.76% Total RBC Ratio 16.76%

Loan / Deposit Ratio 70.92% Loan Composition (12/31/13)

Column1 C&D 3.41%

Family 5.75%

Multifamily 7.46%

C&I 9.12%

CRE 72.50%

Other 1.76%

Deposit Composition (12/31/13) Column1

Brokered 2.81%

Non-Interest Bearing 49.78%

Interest Bearing 33.51%

Retail CDs 10.41% Jumbo CDs 3.49%

Asset Quality (12/31/13)

NPLs ($000s) $7,457 OREO ($000s) $827

NPAs ($000s) $8,284 NPAs / Assets 2.01%

NPAs / Loans 2.95% Reserves / Loans 1.45% LTM NCOs / Average Loans 0.43%

1Q Results 2014 | cbbank.com

Pro Forma Branch Map

Citizens Business Bank

American Security Bank

1Q Results 2014 | cbbank.com

Transaction Summary & Pro Forma Assumptions

Valuation

• $57.0 million

• 133% Tangible Equity

4.3% Core Deposit Premium

Consideration

100% cash

Anticipated Closing

May 15th, 2014

Pro Forma Assumptions

Estimated Cost Savings

• 40%+ of American Security noninterest expense base

2015e EPS

5% EPS Accretion (estimated)

1Q Results 2014 | cbbank.com

Our Growth Strategy

CVB Financial Corp.

1Q Results 2014 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

1Q Results 2014 | cbbank.com

List Paragraph;Target Customer

The best privately-held and/or family-owned businesses throughout California

― Annual revenues of $1-200 million

― Top 25% in their respective industry

― Full relationship banking

― Build 20-year relationships

― 1Q Results 2014 | cbbank.com

Three Areas of Growth

Sales

Same Store Sales 3

De Novo 3

Acquisitions 3

1Q Results 2014 | cbbank.com

List Paragraph;Acquisition Strategy

--Banks—

• Target size: $200 million to $2 billion in assets

• Financial & Strategic

• In-market and/or adjacent geographic market (California only)

--Trust/Investment—

• Target size: AUM of $200 million to $1 billion

• In California

--Banking Teams—

In- market & ‘new’ markets

1Q Results 2014 | cbbank.com

Our ‘Critical Few’

• Execute on DeNovo Growth Initiatives

• Pursue Strategic Acquisitions

• Quality Loan Growth

• Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

1Q Results 2014 | cbbank.com

CVB Financial Corp.

Copy of presentation at www.cbbank.com

1Q Results 2014 | cbbank.com